EXHIBIT 10.11

                                       SUMMARY
      PURCHASE AND SALE AGREEMENT BETWEEN THE COMPANY AND PRU-OMA JOINT VENTURE

The Purchase and Sale Agreement dated May 29, 1997, between the Company and Pru-Oma Joint Venture (the "Pru-Oma Agreement") is substantially identical to the Purchase and Sale Agreement dated May 29, 1997, between the Company and The Prudential Insurance Company of America covering Texas properties, which was filed with the Company's Form 10Q for the second quarter of 1997 (the "Filed Agreement"). Material differences between the Pru-Oma Agreement and the Filed Agreement are set forth below.


    - Description of the property to be sold under the Pru-Oma Agreement: see the attached Exhibit A

    -    Purchase price for that property: $43,523,688

    -    Required deposit: $221,833

                                      EXHIBIT A
               PRU-OMA JOINT VENTURE, A CALIFORNIA GENERAL PARTNERSHIP

                                   DOMINGUEZ NORTH
                                     COMPTON, CA

The land referred to in this survey is in the state of California, county of Los Angeles, and is described as follows:

375 WEST APRA:

PARCEL A

Parcel 3 of Parcel Map No. 12806, in the city of Compton, as per map filed in Book 129 Page 52 of parcel maps, in the office of the County Recorder of said county.

PARCEL B

An appurtenant easement for light and air, which easement shall remain at all times unobstructed from ground to sky by the construction, installation or maintenance of any building or structure over the easterly 15.00 feet of Parcel 2 of Parcel Map 12806, in the city of Compton, as per map filed in Book 129 Page 52 of parcel maps, in the office of the County Recorder of said county.

PARCEL C

An appurtenant easement for surface drainage purposes over the easterly 10.00 feet of parcel 2 of parcel map 12806, in the city of Compton, as per map filed in Book 129 Page 52 of parcel maps, in the office of the County Recorder of said county.

PARCEL D

An appurtenant easement for light and air, which easement shall remain at all times unobstructed from ground to sky by the construction, installation or maintenance of any building or structure over the westerly 45.00 feet of Parcel 8 of Parcel Map 11376, in the city of Compton, as per map filed in Book 112 Pages 28 through 32 of parcel maps, in the office of the County Recorder of said county, lying adjacent to Parcel 3 of Parcel Map 12806, as per map recorded in Book 129 Page 52 of said parcel map.

425 WEST APRA:

PARCEL A

Parcel 2 of Parcel Map No. 12806, in the city of Compton, as per map filed in Book 129 Page 52 of parcel maps, in the office of the County Recorder of said county.

Excepting and reserving therefrom, with the right to grant to others, an easement for light and air, which easement shall remain at all times unobstructed from ground to sky, by the construction, installation, or maintenance of any building or structure over the easterly 15.00 feet and over the northerly 27.00 feet of the easterly 69.92 feet thereof.

Also excepting and reserving therefrom, with the right to grant to others, an easement for surface drainage purposes over the easterly 10.00 feet thereof.

PARCEL B

An easement for light and air, which easement shall remain at all times unobstructed from ground to sky, by the construction, installation, or maintenance of any building or structure over the easterly 60.00 feet of Parcel 1 of Parcel Map No. 12806.

PARCEL C

An easement for building footing purposes over the easterly 2.00 feet of Parcel 1 of Parcel Map No. 12806.

PARCEL D

An easement for surface drainage purposes over the easterly 10.00 feet of Parcel 1 of Parcel Map No. 12806.

PARCEL E

An easement for surface drainage purposes over the westerly 10.00 feet of Parcel 3 of Parcel Map No. 12806.

PARCEL F

An easement for railroad spur track purposes over a portion of Parcel 3, of said Parcel Map No. 12806, described as follows:

Beginning at the intersection of the westerly line of said parcel with the southerly line of the northerly 15.00 feet of said parcel; thence south 01 degree 59 minutes 45 seconds east along said last mentioned westerly line 20.44 feet to a point in a curve concave southeasterly and having a radius of 372.24 feet, a radial line to said curve passing through said point bears south 11 degrees 47 minutes 56 seconds east; thence easterly along said curve 63.69 feet through a central angle of 09 degrees 48 minutes 11 seconds; thence tangent to said curve north 88 degrees 00 minutes 15 seconds east, 60.00 feet to the beginning of a tangent curve concave northwesterly and having a radius of 392.24 feet; thence easterly along said curve 56.45 feet through a central angle of 08 degrees 14 minutes 46 seconds; thence tangent to said curve north 79 degrees 45 minutes 29 seconds east, 76.31 feet to a point in said southerly line of the northerly 15.00 feet of said parcel 3 distant thereon north 88 degrees 00 minutes 15 seconds east, 255.16 feet from the point of beginning; thence along said southerly line south 88 degrees 00 minutes 15 seconds west, 255.16 feet to the point of beginning.

PARCEL G

An easement for surface drainage and subsurface storm drain purposes over that portion of Parcel 3 of Parcel Map No. 12806, lying northerly of a line parallel with and distant 45.00 feet, measured at right angles, from that portion of the northerly line of said Parcel 3 shown as "North 88 degrees 00 minutes 15 seconds east, 285.80 feet."

475 WEST APRA:

PARCEL A

Parcel 1 of Parcel Map No. 12806, in the city of Compton, as per map filed in Book 129 Page 52 of parcel maps, in the office of the County Recorder of said county.

PARCEL B

An easement for light and air, which easement shall remain at all times unobstructed from ground to sky, by the construction, installation or maintenance of any building or structure over the easterly 60.00 feet of Parcel 10 of Parcel Map No. 11376, in the city of Compton, as per map filed in Book 112 Pages 28 through 32 inclusive of parcel maps, in the office of the County Recorder of said county.

PARCEL C

An easement for surface drainage purposes over the easterly 10.00 feet of Parcel 10 of said Parcel Map No. 11376.

515 WEST APRA:

PARCEL A

Parcel 10 of Parcel Map No. 11376, in the city of Compton, as per map filed in Book 112 Pages 28 through 32 inclusive of parcel maps, in the office of the County Recorder of said county.

PARCEL B

An easement for light and air, which easement shall remain at all times unobstructed from ground to sky, by the construction, installation or maintenance of any building or structure over the southerly 15.00 feet of Parcel 5 of said Parcel Map No. 11376.

PARCEL C

An easement for light and air, with the right to grant to others, which easement shall remain at all times unobstructed from ground to sky, by the construction, installation or maintenance of any building or structure over the easterly 60.00 feet of Parcel 1 of Parcel Map No. 10760, in the city of

Compton, as per map filed in Book 106 Page 95 of parcel maps, in the office of the County Recorder of said county.

250 WEST MANVILLE:

PARCEL 8

Parcel 8 of Parcel Map No. 11376, in the city of Compton, as per map filed in Book 112 Pages 28 to 32 inclusive of parcel maps, in the office of the County Recorder of said county.

255 WEST MANVILLE:

Parcel 1, as shown on a Parcel Map 11376, as per map filed in Book 112 Pages 28 to 32 inclusive of parcel maps, in the office of the County Recorder of said county.

Except therefrom all mineral, oil, gas, hydrocarbon and other similar substances within or under, or which may be produced from said parcel and the right to produce and remove all such substances and rights from said parcel, and to drill under or through said parcel; provided, however, that such reservations shall not entitle grantor, or its successors or assigns to any right of entry upon the surface of said parcel or any portion thereof, or within a depth of 500.00 feet; below the surface thereof, as excepted and reserved to the grantor therein, in deed executed by Carson Estate Company, a California corporation, recorded November 1, 1978 as Instrument No. 78-1219760.

375 WEST MANVILLE:

PARCEL 2

Parcel 2, in the city of Compton, as shown on a Parcel Map No. 11376, filed in Book 112 pages 28 to 32 inclusive of parcel maps, in the office of the County Recorder of said county.

475 WEST MANVILLE:

PARCEL 3

Parcel 3 of Parcel Map 11376, in the city of Compton, as per map filed in Book 112 pages 28 to 32 inclusive of parcel maps, in the office of the county recorder of said county.

525 WEST MANVILLE:

PARCEL 4

Parcel 4 of Parcel Map No. 11376, in the city of Compton, as per map filed in Book 112 Pages 28 to 32 inclusive of parcel maps, in the office of the County Recorder of said county.

Except therefrom, with the right to grant to others, an easement for light and air, which easement shall remain at all times unobstructed from ground to sky by the construction, installation or maintenance of any building or structure over the easterly 60.00 feet thereof.

Except therefrom all mineral, oil, gas, hydrocarbon and other similar substances within or under, or which may be produced from said parcel and the right to produce and remove all such substances and rights from said parcel, and to drill under or through said parcel; provided, however, that such reservations shall not entitle grantor, or its successors or assigns to any right of entry upon the surface of said parcel or any portion thereof, or within a depth of 500.00 feet; below the surface thereof, as excepted and reserved to the grantor therein, in deed executed by Carson Estate Company, a California corporation, recorded November 1, 1978 as Instrument No. 78-1219760.

Also except therefrom, with the right to grant to others, an easement for railroad spur track purposes over that portion of the hereinabove described property more particularly described as follows:

Beginning at the intersection of the westerly line of said Parcel 4 with the southerly line of the 30.00 foot easement of southern pacific transportation company, recorded on January 2, 1973 as Instrument No. 1529; thence easterly along said southerly line 90.12 feet; thence southwesterly in a direct line to a point in said westerly line, distant thereon south 01 degree 59 minutes 45 seconds east 12.94 feet from the point of beginning; thence along said westerly line north 01 degree 59 minutes 45 seconds west 12.94 feet to the point of beginning.

Also except therefrom, with the right to grant to others, an easement for surface drainage purposes over the southerly 50.00 feet of the northerly 80.00 feet of the easterly 30.00 feet thereof.

605-660 VICTORIA:

PARCEL A

Parcel 2 of Parcel Map No. 10760, in the city of Compton, as per map filed in Book 106 Page 95 of parcel maps, in the office of the County Recorder of said county.

Except therefrom all water, mineral, oil, gas, hydrocarbon and other similar substances within or under, or which may be produced from said land, and also the rights to produce and remove all such substances and rights from said land, and to drill under or through said parcels; provided, however, that such reservation shall not entitle any right of entry upon the surface of said land or any portion thereof, or within a depth of 500.00 feet below the surface thereof, as reserved in the deed from Carson Estate Company, recorded September 30, 1976 as Instrument No. 880.

685 VICTORIA:

PARCEL A

Parcel 3 of Parcel Map No. 10760, in the city of Compton, as per map filed in Book 106 Page 95 of parcel maps, in the office of the County Recorder of said county.

Except therefrom all water, mineral, oil, gas, hydrocarbon and other similar substances within or under, or which may be produced from said land, and also the rights to produce and remove all such substances and rights from said land, and to drill under or through said parcels; provided, however, that such reservation shall not entitle any right of entry upon the surface of said land or any portion thereof, or within a depth of 500.00 feet below the surface thereof, as reserved in the deed from Carson Estate Company, recorded September 30, 1976 as Instrument No. 880.

Also except therefrom, with the right to grant to others, an easement for light and air, which easement shall remain at all times unobstructed from ground to sky, by the construction, installation or maintenance of any building or structures over the easterly 60.00 feet and the northerly 20.00 feet thereof.

Also except therefrom, with the right to grant to others, an easement for building footings over the northerly 2.00 feet and the easterly 2.00 feet thereof.

Also except therefrom, with the right to grant to others, an easement for surface drainage over the easterly 10.00 feet thereof.

Also except therefrom, with the right to grant to others, an easement for pedestrian access purposes, which easement shall remain at all times unobstructed over the northerly 4.00 feet thereof.

Parcel 2:

An easement for light and air, which easement shall remain at all times unobstructed from ground to sky, by the construction, installation or maintenance of any building or structure over the easterly 20.00 feet of Parcel 1 of Parcel Map 8411, in the city of Compton, as per map filed in Book 86 Page 40 of parcel maps, in the office of the County Recorder of said county.

                                  FIRST AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT ("First Amendment") is entered into as of July 7, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and Pru-Oma Joint Venture, a California general partnership ("Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997 (the "Agreement"), for the purchase and sale of real property designated as "INDUSTRIAL PACKAGE SALE - DOMINGUEZ INDUSTRIAL PARK" as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this First Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from July 7, 1997 to and including July 22, 1997. In addition, the date "July 7, 1997" where it appears in Section 4.3 of the Agreement is deleted and replaced with the phrase "the end of the Due Diligence Period".

         2. CLOSING DATE. Seller acknowledges that the Closing Date has been extended until September 30, 1997 (i.e., the Option Closing Date) pursuant to Election Notice duly given by Buyer.

         3. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this First Amendment and the terms and conditions of the Agreement, the terms and conditions of this First Amendment shall govern and control the rights and obligations of the parties hereto.

         4. EFFECT OF FIRST AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         5. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This First Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this First Amendment as of the date first above written.

                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------

                        Its:
                             ------------------------------

                        SELLER

                        PRU-OMA JOINT VENTURE,
                        a California general partnership

                        By:  The Prudential Insurance Company Of
                             America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President

                                 SECOND AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Second Amendment") is entered into as of July 22, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and Pru-Oma Joint Venture, a California general partnership ("Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, and that certain First Amendment thereto dated as of July 7, 1997 (the "First Amendment") (jointly, the "Agreement"), for the purchase and sale of real property designated "INDUSTRIAL PACKAGE SALE - DOMINGUEZ INDUSTRIAL PARK", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Second Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from July 22, 1997 to and including August 5, 1997.

         2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Second Amendment and the terms and conditions of the Agreement, the terms and conditions of this Second Amendment shall govern and control the rights and obligations of the parties hereto.

         3. EFFECT OF SECOND AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         4. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Second Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Second Amendment as of the date first above written.

                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------
                             Robert A. Dobbin
                             Secretary


                        SELLER

                        PRU-OMA JOINT VENTURE,
                        a California general partnership

                        By:  The Prudential Insurance Company Of
                             America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President

                                  THIRD AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Third Amendment") is entered into as of August 5, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and Pru-Oma Joint Venture, a California general partnership ("Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, and that certain Second Amendment thereto dated July 22, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "INDUSTRIAL PACKAGE SALE - DOMINGUEZ INDUSTRIAL PARK", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Third Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from August 5, 1997 to and including August 20, 1997.

         2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Third Amendment and the terms and conditions of the Agreement, the terms and conditions of this Third Amendment shall govern and control the rights and obligations of the parties hereto.

         3. EFFECT OF THIRD AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         4. COUNTERPARTS. This Third Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Third Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Third Amendment as of the date first above written.

                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------
                             Robert A. Dobbin
                        Its: Secretary


                        SELLER

                        PRU-OMA JOINT VENTURE,
                        a California general partnership

                        By:  The Prudential Insurance Company Of
                             America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President

                                 FOURTH AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Fourth Amendment") is entered into as of August 20, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and Pru-Oma Joint Venture, a California general partnership ("Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, and that certain Third Amendment thereto dated August 5, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "INDUSTRIAL PACKAGE SALE - DOMINGUEZ INDUSTRIAL PARK", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Fourth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from August 20, 1997 to and including August 26, 1997.

         2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Fourth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Fourth Amendment shall govern and control the rights and obligations of the parties hereto.

         3. EFFECT OF FOURTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         4. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Fourth Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Fourth Amendment as of the date first above written.

                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------
                             Robert A. Dobbin
                        Its: Secretary


                        SELLER

                        PRU-OMA JOINT VENTURE,
                        a California general partnership

                        By:  The Prudential Insurance Company Of
                             America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President

                                  FIFTH AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Fifth Amendment") is entered into as of September 5, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and Pru-Oma Joint Venture, a California general partnership ("Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, that certain Third Amendment thereto dated August 5, 1997, and that certain Fourth Amendment thereto dated August 20, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "INDUSTRIAL PACKAGE SALE - DOMINGUEZ INDUSTRIAL PARK", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Fifth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from September 5, 1997 to and including September 15, 1997.

         2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Fifth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Fifth Amendment shall govern and control the rights and obligations of the parties hereto.

         3. EFFECT OF FIFTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         4. COUNTERPARTS. This Fifth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Fifth Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Fifth Amendment as of the date first above written.

                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------
                             Jaime Suarez
                        Its: Vice President


                        SELLER

                        PRU-OMA JOINT VENTURE,
                        a California general partnership

                        By:  The Prudential Insurance Company Of
                             America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President

                                  SIXTH AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Sixth Amendment") is entered into as of September 8, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and Pru-Oma Joint Venture, a California general partnership ("Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, that certain Third Amendment thereto dated August 5, 1997, that certain Fourth Amendment thereto dated August 20, 1997, and that certain Fifth Amendment thereto dated September 5, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "INDUSTRIAL PACKAGE SALE - DOMINGUEZ INDUSTRIAL PARK", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Sixth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. PURCHASE PRICE ADJUSTMENT. The total Purchase Price for the Property is reduced to Forty-One Million Five Hundred Thirty-Two Thousand Six Hundred Thirty and No/100 Dollars ($41,532,630.00).

         2. NON-FOREIGN STATUS AFFIDAVIT. Buyer and Seller acknowledge and agree that (i) the form of non-foreign status affidavit attached to the Agreement and labelled as "EXHIBIT J" is hereby relabelled as "EXHIBIT J-1" in accordance with Section 6.4(g) of the Agreement and (ii) the form of affidavit to be signed by Seller setting forth that Seller is not subject to withholding pursuant to Section 26131 of the California Revenue and Taxation Code, which form was to be attached to the Agreement as EXHIBIT J-2 in accordance with
Section 6.4(g) thereof but was inadvertently omitted, is attached hereto as EXHIBIT A.

         3. DESIGNATED EMPLOYEES. Buyer and Seller hereby acknowledge and agree that the persons to be listed on EXHIBIT P to the Agreement, which persons comprise the Designated Employees in accordance with Section 8.3.3 of the Agreement for all projects comprising the Property, are those persons set forth on EXHIBIT B attached hereto.

         4. BUYER'S AUDIT RIGHTS. The second sentence of Section 14.16 of the Agreement is hereby amended to replace the reference therein to "EXHIBIT Q" with "EXHIBIT R".

         5. BILL OF SALE. Buyer and Seller acknowledge that the form of Bill of Sale attached to the Agreement between EXHIBIT C-1 and EXHIBIT E-1 thereto, which form is unlabelled, is the form of Bill of Sale referred to as EXHIBIT D in Section 6.4(b) of the Agreement.

         6. ENVIRONMENTAL REPORTS OR SURVEYS. Buyer and Seller hereby agree that the listing of certain environmental reports or surveys relating to the Property attached hereto as EXHIBIT C replaces EXHIBIT Q to the Agreement.

         7. ASSIGNMENT OF OPERATING AGREEMENTS. Notwithstanding the terms and provisions of that certain Assignment of Operating Agreements to be executed by Buyer and Seller with respect to the project comprising the Property (the "Assignment") pursuant to the Agreement, Seller and Buyer hereby agree that only those operating agreements set forth on SCHEDULE A to such Assignment that are cancellable upon thirty (30) days' notice shall be assigned by Seller and assumed by Buyer pursuant to such Assignment. The assignment and assumption of any operating agreement listed on such SCHEDULE A which is not so cancellable shall be void AB INITIO. The terms and provisions of this Paragraph 7 of this Sixth Amendment shall survive the Closing.

         8. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Sixth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Sixth Amendment shall govern and control the rights and obligations of the parties hereto.

         9. EFFECT OF SIXTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         10. COUNTERPARTS. This Sixth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Sixth Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Sixth Amendment as of the date first above written.

                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------
                             Robert A. Dobbin
                        Its: Secretary


                        SELLER

                        PRU-OMA JOINT VENTURE,
                        a California general partnership

                        By:  The Prudential Insurance Company Of
                             America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President



  YEAR        WITHHOLDING EXEMPTION CERTIFICATE FOR                                      CALIFORNIA FORM
 19__         REAL ESTATE SALES (For use by sellers of California real estate)                    590-RE

---------------------------------------------------------------------------------------------------------
File this form with your withholding agent or buyer.                            Withholding agent's name

---------------------------------------------------------------------------------------------------------
Seller's name

---------------------------------------------------------------------------------------------------------
Seller's address (number and street)                                   Seller's daytime telephone number

---------------------------------------------------------------------------------------------------------
City                                           State                                            Zip Code

---------------------------------------------------------------------------------------------------------
Read the following carefully and check the box that applies to the seller:



\ \           CERTIFICATE OF RESIDENCY -- INDIVIDUALS:
    I am a resident of California and I reside at the address shown above.


\ \           CERTIFICATE OF PRINCIPAL RESIDENCE -- INDIVIDUALS:
    The California real property located at
                                                     qualifies as my principal
    ------------------------------------------------
    residence within the meaning of the Internal Revenue Code Section 1034.


\ \           CORPORATIONS:
    The above-named corporation has a permanent place of business in California at the address shown above or is qualified to do business in California.

\ \           PARTNERSHIPS:
    The above-named entity is a partnership and the recorded title to the property is in the name of the partnership. The partnership will file a California return to report the sale and will withhold on foreign and domestic nonresident partners when required.

\ \           LIMITED LIABILITY COMPANIES (LLCS):
    The above-named entity is an LLC and the recorded title to the property is in the name of the LLC. The LLC will file a California return to report the sale and will withhold on foreign and domestic nonresident partners when required.

\ \           TAX-EXEMPT ENTITIES AND NONPROFIT ORGANIZATIONS:
    The above-named entity is exempt from tax under California or federal law.


\ \           IRREVOCABLE TRUSTS:
    At least one trustee of the above-named irrevocable trust is a California resident. The trust will file a California fiduciary return reporting the sale and will withhold on foreign and domestic nonresident beneficiaries when required.


\ \           CERTIFICATE OF RESIDENCY OF DECEASED PERSON -- ESTATES:
    I am the executor of the above-named person's estate. The decedent was a California resident at the time of death. The estate will file a California fiduciary return reporting the sale and will withhold on foreign and domestic nonresident beneficiaries when required.

\ \           BANK:
    The above-named entity is a bank or a bank acting as a fiduciary for a trust. beneficiaries when required.


CERTIFICATE:  Please complete and sign below.

Under penalties of perjury, I hereby certify that the information provided herein is, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent.

Seller's name and title (type or print)
                                       ----------------------------------------

Seller's social security number, California corporation number,
    FEIN or California Secretary of State file number
                                                      -------------------------

(NOTE: Failure to provide your identification number will render this certificate void.)

Seller's signature                                           Date
                  -----------------------------------------      --------------
For Privacy Act Notice, see form FTB 1131 (individuals only).